UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

Kingfish Holding Corporation
(Exact name of registrant as specified in charter)

Delaware	000-52375	20-4838580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 62nd Street Circle East, Bradenton, Florida	34208
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 487-3653

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2026, the Board of Directors (the “Board”) of Kingfish Holding Corporation (the “Company”) agreed to expand the size of the Board to eight directors and appointed Lisa Matthews as a member of the Board to fill the newly created vacancy. The Board has determined that Ms. Matthews will be an independent director under the rules of The Nasdaq Stock Market, which the Company uses to evaluate director independence. Ms. Matthews has not yet been appointed to serve as a member on any committee of the Board.

Lisa Matthews, age 68, is the owner of Premier Property Concierge LLC, a premier property management service provider, founded in April 2020. Prior to that, Ms. Matthews served as chief operating officer from 2016 to 2019 for Beachside Management, a vacation rental company, and previously oversaw buyer operations at One Steel Recycling from 2000 to 2015. Ms. Matthews graduated from the University of North Florida in 1988 with a bachelor’s degree in business administration. Ms. Mathews has 15 years of extensive experience in the metal recycling industry, which provides her with a strong background in the Company’s industry.

There are no family relationships between Ms. Matthews and any other director or executive officer of the Company. Nor are there any transactions between Ms. Matthews or any member of his immediate family and the Company that would be reportable as a related party transaction under the rules of the United States Securities and Exchange Commission. Further, there is no arrangement or understanding between Ms. Matthews and any other persons or entities pursuant to which she was appointed as a director of the Company.

Pursuant to the Company’s Director Compensation Plan approved in August 2025, the Company’s non-employee, non-officer directors are entitled to an annual cash retainer of $10,320 and an annual equity retainer grant of 100 shares of the Company’s common stock.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGFISH HOLDING CORPORATION

Date: February 5, 2026	By:	/s/ Ted Sparling
Ted Sparling President and Chief Executive Officer

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